Exhibit 10.1

AMENDMENT NO. 9 AND WAIVER TO

CREDIT AGREEMENT

AMENDMENT NO. 9 AND WAIVER, dated as of November 9, 2007 (the “Amendment and Waiver”) to the Credit Agreement, dated as of June 30, 2004, by and among P&F INDUSTRIES, INC., a Delaware corporation (“P&F”), FLORIDA PNEUMATIC MANUFACTURING CORPORATION, a Florida corporation (“Florida Pneumatic”), EMBASSY INDUSTRIES, INC., a New York corporation (“Embassy”), GREEN MANUFACTURING, INC., a Delaware corporation (“Green”), COUNTRYWIDE HARDWARE, INC., a Delaware corporation (“Countrywide”), NATIONWIDE INDUSTRIES, INC., a Florida corporation (“Nationwide”), WOODMARK INTERNATIONAL, L.P., a Delaware limited partnership (“Woodmark”), PACIFIC STAIR PRODUCTS, INC., a Delaware corporation (“Pacific”), WILP HOLDINGS, INC., a Delaware corporation (“WILP”), CONTINENTAL TOOL GROUP, INC., a Delaware corporation (“Continental”) and HY-TECH MACHINE, INC., a Delaware corporation (“Hy-Tech”; and collectively with P&F, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental, the “Co-Borrowers”), CITIBANK, N.A. and HSBC BANK USA, NATIONAL ASSOCIATION (formerly known as HSBC Bank USA) (collectively, the “Lenders”) and CITIBANK, N.A., as Administrative Agent for the Lenders (as same has been and may be further amended, restated, supplemented or otherwise modified, from time to time, the “Credit Agreement”).

RECITALS

The Co-Borrowers, the Lenders and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment and Waiver, to waive certain provisions of the Credit Agreement as herein set forth.

Accordingly, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.             Amendment. The table in Section 7.13(c) of the Credit Agreement, Consolidated Senior Debt to Consolidated EBITDA, is hereby amended and restated in its entirety to provide as follows:

Period	Amount

December 31, 2007 through March 30, 2008	4.25:1.00
March 31, 2008 through December 30, 2008	3.50:1.00
December 31, 2008 through December 30, 2009	2.75:1.00
December 31, 2009 to December 30, 2010	2.50:1.00
December 31, 2010 and thereafter	2.00:1.00

2.             Waiver.

Compliance with Section 7.13(c) of the Agreement, Consolidated Senior Debt to Consolidated EBITDA Ratio, is hereby waived for the period commencing on September 30, 2007 through and including December 30, 2007.

3.             Conditions of Effectiveness

This Amendment and Waiver shall become effective as of the date hereof, upon receipt by the Bank of this Amendment and Waiver, duly executed by the Co-Borrowers.

3.             Miscellaneous.

(a)           Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

(b)           Except as expressly waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the terms thereof. The Credit Agreement is ratified and confirmed in all respects by the Co-Borrowers. The amendment and waiver herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

(c)           Each Co-Borrower hereby represents and warrants that (i) the representations and warranties by the Co-Borrowers pursuant to the Credit Agreement and each other Loan Document are true and correct on the date hereof, and (ii) no Default or Event of Default exists.

(d)           This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

(e)           This Amendment and Waiver shall constitute a Loan Document.

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IN WITNESS WHEREOF, the Co-Borrowers, the Lenders and the Administrative Agent have caused this Amendment and Waiver to be duly executed by their duly authorized officers as of the day and year first above written.

P&F INDUSTRIES, INC.
FLORIDA PNEUMATIC MANUFACTURING CORPORATION
EMBASSY INDUSTRIES, INC.
GREEN MANUFACTURING, INC.
COUNTRYWIDE HARDWARE, INC.
NATIONWIDE INDUSTRIES, INC.
WOODMARK INTERNATIONAL, L.P.
By:	Countrywide Hardware, Inc., its General
Partner
PACIFIC STAIR PRODUCTS, INC.
WILP HOLDINGS, INC.
CONTINENTAL TOOL GROUP, INC.
HY-TECH MACHINE, INC.

By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr., the President of Green Manufacturing, Inc. and the Vice President of each of the other corporations named above

CITIBANK, N.A., as a Lender and as
Administrative Agent

By:	/s/ Stephen Kelly
Stephen Kelly, Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Raymond Fincken
Raymond Fincken, Vice President